Provisions and other non-current liabilities	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about provisions and non-current liabilities [abstract]
Provisions and other non-current liabilities
21. Provisions and other non-current liabilities
(USD millions)	2023	2022

Accrued liability for employee benefits:
Defined benefit pension plans [1]	1 815	1 723

Other long-term employee benefits and deferred compensation	546	554

Other post-employment benefits [1]	369	362

Environmental remediation provisions	518	535

Provisions for product liabilities, governmental investigations and other legal matters	82	154

Contingent consideration [2]	389	704

Other non-current liabilities	804	874

Total provisions and other non-current liabilities	4 523	4 906

[1] Note 26 provides additional disclosures related to post-employment benefits.
[2] Note 30 provides additional disclosures related to contingent consideration.
Novartis believes that its total provisions are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities in this area, Novartis may incur additional costs beyond the amounts provided. Management believes that such additional amounts, if any, would not be material to the Company’s financial condition but could be material to the results of operations or cash flows in a given period.
Environmental remediation provisions
The following table shows the movements in the environmental liability provisions:
(USD millions)	2023	2022	2021

January 1	588	616	809

Provisions related to discontinued operations [1]	-53

Cash payments [2]	-4	-6	-169

Releases of provisions [3]	-54	- 18	-105

Additions to provisions [4]	14	6	105

Currency translation effects	47	-10	-24

December 31	538	588	616

Less current provision	-20	-53	-49

Non-current environmental remediation provisions at December 31	518	535	567

[1] Represents the environmental remediation provision at January 1, 2023, related to the Sandoz business reported as discontinued operations. Notes 1, 2 and 31 provide disclosures related to discontinued operations.

[2] Cash payments from continuing operations were USD 5 million in 2022, and USD 169 million in 2021.
[3] Releases of provisions credited to the consolidated income statement from continuing operations were USD 18 million in 2022, and USD 105 million in 2021.
[4] Additions to provisions charged to the consolidated income statement from continuing operations were USD 6 million in 2022, and USD 105 million in 2021.
The significant components of the environmental remediation provisions consist of costs to sufficiently clean and refurbish contaminated sites to the extent necessary, and to continue surveillance at sites where the environmental remediation exposure is less significant.
A substantial portion of the environmental remediation provisions relate to the remediation of Basel regional landfills in the adjacent border areas in Switzerland, Germany and France. The provisions are reassessed on an annual basis and adjusted as necessary.
In the United States, Novartis has been named under federal legislation (the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended) as a potentially responsible party (PRP) in respect of certain sites. Novartis actively participates in, or monitors, the cleanup activities at the sites in which it is a PRP. The provision takes into consideration the number of other PRPs at each site as well as the identity and financial position of such parties in light of the joint and several nature of the liability.
The expected timing of the related cash outflows as of December 31, 2023, is currently projected as follows:
(USD millions)	Expected cash outflows

Due within two years	82

Due later than two years, but within five years	158

Due later than five years, but within 10 years	217

Due after 10 years	81

Total environmental remediation provisions	538

Provisions for product liabilities, governmental investigations and other legal matters
Novartis has established provisions for certain product liabilities, governmental investigations and other legal matters where a potential cash outflow is probable, and Novartis can make a reliable estimate of the amount of the outflow. These provisions represent the Company’s current best estimate of the total financial effect for the matters described below and for other less significant matters. Potential cash outflows reflected in a provision might be fully or partially offset by insurance in certain circumstances.
Novartis has not established provisions for potential damage awards for certain additional legal claims against its subsidiaries if Novartis currently believes that a payment is either not probable or cannot be reliably estimated. These not-provisioned-for matters include individual product liability cases and certain other legal matters. Plaintiffs have alleged claims in these matters and the Company does not believe that information about the amount sought by plaintiffs, if that is known, would be meaningful with respect to those legal proceedings. This is due to a number of factors, including, but not limited to, the stage of proceedings, the entitlement of parties to appeal a decision and clarity as to theories of liability, damages and governing law. It is therefore, not practicable to provide information about the potential financial impact of these matters. In addition, in some of these matters there are claims for punitive or multiple (treble) damages, civil penalties and disgorgement of profits that in the view of Novartis are either wholly or partially unspecified, or wholly or partially unquantifiable at present; the Company believes that information about these amounts claimed by plaintiffs generally is not meaningful for purposes of determining a reliable estimate of a loss that is probable or more than remote.
A number of other legal matters are in such early stages or the issues presented are such that the Company has not made any provisions since it cannot currently estimate either a potential outcome or the amount of any potential losses. For these reasons, among others, the Company generally is unable to make a reliable estimate of possible loss with respect to such cases. It is therefore not practicable to provide information about the potential financial impact of those cases.
There might also be cases for which the Company was able to make a reliable estimate of the possible loss or the range of possible loss, but the Company believes that publication of such information on a case-by-case basis would seriously prejudice the Company’s position in ongoing legal proceedings or in any related settlement discussions. Accordingly, in such cases, information has been disclosed with respect to the nature of the contingency, but no disclosure is provided as to an estimate of the possible loss or range of possible loss.
Note 29 contains additional information on contingent liabilities.
Summary of significant legal proceedings
The following is a summary of significant legal proceedings to which Novartis or its subsidiaries are currently a party, or were a party and that concluded in 2023.
Investigations and related litigations
Southern District of New York (S.D.N.Y.) Gilenya marketing practices investigation and litigation
In 2013, Novartis Pharmaceuticals Corporation (NPC) received a civil investigative demand from the United States Attorney’s Office (USAO) for the S.D.N.Y. requesting the production of documents and information relating to marketing practices for Gilenya, including the remuneration of healthcare providers in connection therewith. In 2017, the S.D.N.Y. and New York State declined to intervene in claims raised by an individual relator in a qui tam complaint. In 2022, NPC’s motion to dismiss this complaint was granted, which was appealed. The claims are being vigorously contested.
Lucentis/Avastin® matters
In 2019, the French Competition Authority (FCA) issued a Statement of Objections against Novartis entities, alleging anti-competitive practices on the French market for anti-vascular endothelial growth factor treatments for wet age-related macular degeneration from 2008 to 2013. In 2020, the FCA issued a decision finding that the Novartis entities had infringed competition law by abusing a dominant position and imposing a fine equivalent to approximately USD 452 million. Novartis paid the fine, again subject to recoupment, and appealed the FCA’s decision. In February 2023, the Paris Court of Appeal (Court) overturned the FCA’s decision which triggered the reimbursement of the originally paid fine (recorded as “Other income” in the Company’s consolidated income statement), and, in March 2023, the FCA appealed the Court’s decision.
Novartis is the subject of similar investigations and proceedings involving the competition authority in Greece and is currently in an appeal process in Turkey. Novartis continues to vigorously contest all claims in both countries. Novartis is also challenging policies and regulations allowing off-label/unlicensed use and reimbursement for economic reasons in Turkey.
Greece investigation
The Greek authorities are investigating legacy allegations of potentially inappropriate economic benefits to healthcare providers (HCPs), government officials and others in Greece. These authorities include the Greek Coordinating Body for Inspection and Control, and the Greek Body of Prosecution of Financial Crime (SDOE), from which the Company received a summons in 2018 and 2020. Novartis has cooperated in these investigations. In 2021, SDOE imposed on Novartis Hellas a fine equivalent to approximately USD 1.2 million; Novartis Hellas appealed the fine and, in September 2023, the Court overturned the decision and fine. The Greek State filed an appeal. In 2022, the Greek State served a civil lawsuit on Novartis Hellas, seeking approximately USD 225 million for moral damages allegedly arising from the conduct that was the subject of the Company’s 2020 settlement with the US Department of Justice (DOJ) regarding allegations of inappropriate economic benefits in Greece that was disclosed in the 2020 Annual Report and the 2020 Form 20-F. The claims are being vigorously contested.
340B Drug Pricing Program investigations
In 2021, NPC received a notification from the US Health Resources and Services Administration (HRSA) which stated that HRSA believes NPC’s contract pharmacy policy violates the 340B statute, and threatened potential enforcement action. NPC subsequently sued HRSA in the U.S. District Court (USDC) for the District of Columbia to challenge HRSA’s determination and to enjoin HRSA from taking action with respect to NPC’s contract pharmacy policy. HRSA then referred the matter regarding NPC’s contract pharmacy policy to the Office of Inspector General of the US Department of Health and Human Services, which could result in the imposition of civil monetary penalties on NPC. The USDC issued a decision rejecting HRSA’s interpretation of the 340B statute, vacating the violation notification and remanding the matter to HRSA. HRSA appealed, and the United States Court of Appeals for the DC Circuit heard argument on the case in 2022. In addition, in 2021 and 2023, two medical centers filed Administrative Dispute Resolution (ADR) proceedings against NPC, seeking the return of alleged overcharges resulting from NPC’s contract pharmacy policy. NPC has moved to dismiss these proceedings pending resolution of the HRSA litigation. Also in 2021, NPC received a civil investigative subpoena from the Office of the Attorney General of the State of Vermont (Vermont AG) requesting the production of documents and information concerning NPC’s participation in the 340B Drug Pricing Program in Vermont. NPC responded by providing documents and information to the Vermont AG.
Swiss and EU investigation
In September 2022, the Swiss Competition Commission (COMCO) initiated an investigation of the acquisition of certain patents by Novartis from Genentech in April 2020 and their subsequent enforcement against Eli Lilly and other parties, allegedly in an attempt to protect Cosentyx from competing products. COMCO is investigating whether enforcement of the patents violates the Swiss Cartel Act. The European Commission also requested information from Novartis regarding this matter. Novartis is cooperating with the authorities and will vigorously contest any allegations.
Inflation Reduction Act (IRA) litigation
In 2023, following the U.S. government’s selection of Entresto for the first round of the IRA’s “Medicare Drug Price Negotiation Program,” NPC filed a complaint in the USDC for the District of New Jersey on the grounds that those drug price-setting provisions are unconstitutional under the First, Fifth and Eighth Amendments to the U.S. Constitution.
Product liability litigation
Tasigna
NPC is a defendant in more than 400 US product liability actions involving Tasigna, alleging that the product caused various cardiovascular effects and that NPC failed to provide adequate warnings about those alleged side effects. State court actions are pending in a multicounty litigation in Bergen County, New Jersey, and federal cases are pending in a multidistrict litigation in the Middle District of Florida. The claims are being vigorously contested.
Other matters
Shareholder derivative lawsuit
In 2021, NPC, Sandoz Inc., Novartis Capital Corporation and certain present and former directors and officers of Novartis were named as defendants, and Novartis was named as a nominal defendant, in a purported shareholder derivative lawsuit filed in New York State Court. The plaintiffs, derivatively as purported Novartis shareholders on behalf of Novartis, seek damages and other remedies based on alleged conduct by the corporate and individual defendants. In 2022, the court granted Novartis motion to dismiss the lawsuit, which the plaintiffs have appealed.
Concluded legal matters
Exforge – Concluded matter
Since 2018, Novartis companies as well as other pharmaceutical companies were sued by various direct and indirect purchasers of Exforge in multiple US individual and putative class action complaints. They claimed that Novartis made a reverse payment in the form of an agreement not to launch an authorized generic, alleging violations of federal antitrust law and state antitrust, consumer protection and common laws, and sought damages as well as injunctive relief. The cases were consolidated in the S.D.N.Y. In 2022, Novartis agreed to pay USD 245 million to resolve these cases, and this resolution was completed in 2023.
Lucentis/Avastin® (Italian and Belgian Competition Authorities) – Concluded matter
In connection with an investigation into whether Novartis entities, F. Hoffmann-La Roche AG, Genentech Inc. and Roche S.p.A. colluded to artificially preserve the market positions of Avastin® and Lucentis, in 2014 the Italian Competition Authority (ICA) imposed a fine equivalent to USD 125 million on the Novartis entities. Novartis paid the fine, subject to the right to later claim recoupment, and appealed the decision. In 2023, the final appeal by Novartis was denied, and the ICA decision is now final. In 2014 and 2015, following the ICA’s fine, the Italian Ministry of Health and the Lombardia region sent letters with payment requests for a total equivalent of approximately USD 1.3 billion in damages from Novartis and Roche entities based on these allegations, and several additional Italian regions and hospitals subsequently sent letters in 2019 claiming damages for an aggregate amount of approximately USD 330 million. None of these claims have been asserted in legal proceedings. A similar matter involving the competition authority in Belgium is concluded.
South Korea investigation – Concluded matter
In 2016, the Seoul Western District Prosecutor initiated a criminal investigation into, among other things, allegations that Novartis Korea utilized medical journals to provide inappropriate economic benefits to HCPs. This resulted in a non-material fine, which the prosecutor appealed. In 2021, the appellate court upheld the fine, and the prosecutor appealed that decision. In 2023, the Supreme Court dismissed the appeal. This matter is now concluded.
U.S. Government Foreign Corrupt Practices Act (FCPA) investigations – Concluded matter
As previously disclosed in Note 20 to the Consolidated Financial Statements in our 2020 Annual Report, Novartis reached settlements with the US Department of Justice (DOJ) and the US Securities and Exchange Commission (SEC) that resolved all FCPA investigations into historical conduct by Novartis and its subsidiaries. To resolve the DOJ investigation, Novartis Hellas S.A.C.I. entered into a deferred prosecution agreement (DPA) with the DOJ. To resolve the SEC investigation, Novartis AG reached an agreement that resulted in an Order issued by the SEC. The DPA and the Order each contained certain reporting and compliance obligations for a three-year term, which ended on June 26, 2023. On December 21, 2023 the court formally dismissed the Information filed against Novartis Hellas S.A.C.I at the request of the DOJ. This matter is now concluded.
Summary of product liability, governmental investigations and other legal matters provision movements
(USD millions)	2023	2022	2021

January 1	702	397	487

Provisions related to discontinued operations [1]	-97

Impact of acquisitions of businesses		4

Cash payments [2]	-448	-105	-292

Releases of provisions [3]	-219	-52	-44

Additions to provisions [4]	170	466	251

Currency translation effects	16	-8	-5

December 31	124	702	397

Less current portion	-42	-548	-56

Non-current product liabilities, governmental investigations and other legal matters provisions at December 31	82	154	341

[1] Represents the provisions for product liability, governmental investigations and other legal matters at January 1, 2023, related to the Sandoz business reported as discontinued operations. Notes 1, 2 and 31 provide disclosures related to discontinued operations.

[2] Cash payments from continuing operations were USD 67 million in 2022, and USD 64 million in 2021.
[3] Releases of provisions credited to the consolidated income statement from continuing operations were USD 38 million in 2022, and USD 18 million in 2021.
[4] Additions to provisions charged to the consolidated income statement from continuing operations were USD 435 million in 2022, and USD 190 million in 2021.
Novartis believes that its total provisions for investigations, product liability, arbitration and other legal matters are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities, there can be no assurance that additional liabilities and costs will not be incurred beyond the amounts provided.
Discontinued operations
On October 4, 2023, the separation and spin-off of the Sandoz business was completed (Note 2). Pursuant to the Separation and Distribution Agreement that Novartis and Sandoz entered into in connection with that separation and spin-off, Sandoz and Novartis agreed, subject to certain limitations, exclusions and conditions, that Sandoz would retain or assume (as applicable) liabilities, including pending and future claims that relate to the spun-off Sandoz business (whether arising prior to, at or after the date of execution of the Separation and Distribution Agreement). Additionally, pursuant to the Separation and Distribution Agreement, Sandoz agreed to indemnify Novartis and each of its directors, officers, managers, members, agents and employees against liabilities incurred in connection with the spun-off Sandoz business.